Exhibit 10.12

CONFIDENTIAL

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Development & Manufacturing Services Agreement

(the “Agreement”)

by and between

Lonza Sales AG

Münchensteinerstrasse 38

CH-4002 Basel

Switzerland

and

Denali Therapeutics Inc.

151 Oyster Point Blvd, 2nd Floor,

South San Francisco, CA 94080

U.S.A.

CONFIDENTIAL

Table of Contents

		Page
1	Definitions and Interpretations	1

2	Performance of Services	7

3	Project Management	9

4	Quality	11

5	Insurance	11

6	Exclusivity	11

7	Forecasting, Ordering and Cancellation	12

8	Delivery and Acceptance	17

9	Price and Payment	18

10	Intellectual Property	20

11	Warranties	22

12	Indemnification and Liability	23

13	Confidentiality	25

14	Term and Termination	27

15	Force Majeure	29

16	Miscellaneous	29

Appendix A: Project Plan

Appendix B: Quality Agreement

Appendix C: Certain Terms of GS Xceed Single Product Licence

Appendix D: Pipeline Projects

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THIS AGREEMENT is made the day of September 6, 2017 (“Effective Date”)

BETWEEN:

1.	LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”); and

2.	Denali Therapeutics Inc., of 151 Oyster Point Blvd, 2nd Floor, South San Francisco, CA 94080, U.S.A. (“Customer”).

WHEREAS, Customer is engaged in the development and research of certain products and requires assistance in the development and manufacture of product;

WHEREAS, Lonza and its Affiliates have expertise in the evaluation, development and manufacture of products;

WHEREAS, Customer wishes to engage Lonza, on an exclusive basis, for Services relating to the clinical development and manufacture of its Pipeline Projects as described in this Agreement; and

WHEREAS, Lonza, or its Affiliate, is prepared to perform such Services for Customer on the terms and subject to the conditions set out herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties intending to be legally bound, agree as follows:

1	Definitions and Interpretations

“Affiliate”	means any company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with the relevant Party. “Control” means the ownership of more than fifty percent (50%) of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the relevant Party.

“Agreement”	means this agreement incorporating all Appendices, as amended from time to time by written agreement of the Parties.

“Applicable Laws”	means all relevant U.S. and European Union federal, state and local laws, statutes, rules, and regulations which are applicable to a Party’s activities hereunder, including, without limitation, the applicable regulations and guidelines of any Governmental Authority and all applicable cGMP together with amendments thereto.

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“Background Intellectual Property”	means any Intellectual Property either: (i) owned or controlled by a Party prior to the Effective Date; or (ii) developed or acquired by a Party independently from the performance of the Services hereunder during the Term of this Agreement. Lonza Background Intellectual Property shall include Lonza Information. Denali Background Intellectual Property shall include Customer Information.

“Batch”	means the Product derived from a single run of the Manufacturing Process.

“Batch Price”	means the Price of each Batch

“Cancellation Fee”	has the meaning given in Clause 7.4

“Cell Bank”	means the Customer’s Cell Bank or cell stock of rodent and/or human cell line in accordance with the Project Plan.

“Cell Bank Storage”	means the storage of Customer’s Cell Bank in accordance with Clause 2.8 of this Agreement.

“Cell Line”	means the Customer’s cell line, particulars of which are set out in the applicable Project Plan.

“Cell Line Construction Project”	means a project under which a Cell Line is manufactured for Customer, the details of which shall be set out in the applicable Project Plan.

“Certificate of Analysis”	means a document prepared by Lonza listing tests performed by Lonza or approved External Laboratories, the Specifications and test results.

“Certificate of Compliance”	means a document prepared by Lonza: (i) listing the manufacturing date, unique Batch number, and concentration of Product in such Batch; (ii) certifying that such Batch was manufactured in accordance with the Master Batch Record and cGMP, if applicable.

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“cGMP”	means those laws and regulations applicable in the U.S. and Europe, relating to the manufacture of medicinal products for human use, including, without limitation, current good manufacturing practices as specified in the ICH guidelines, including without limitation, ICH Q7A “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US Federal Food Drug and Cosmetic Act at 21CFR (Chapters 210, 211, 600 and 610) and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC. For the avoidance of doubt, Lonza’s operational quality standards are defined in internal cGMP policy documents.

“cGMP Batches”	means any Batches which are required under the Project Plan to be manufactured in accordance with cGMP.

“Change”	means any change to the Services, pricing or stage of work incorporated into a written amendment to the Agreement in accordance with Clause 16.2 or effected in accordance with the Quality Agreement.

“Commencement Date”	means: (i) the date on which work starts under an applicable stage of work; or (ii) in respect of the manufacture of Batch(es) the date of removal of the vial of cells from frozen storage for the production of a Batch.

“Confidential Information”	means Customer Information and Lonza Information, as the context requires.

“Customer Information”	means all business, technical and other information that is proprietary to Customer or any Affiliate of Customer and that is maintained in confidence by Customer or any Affiliate of Customer and that is disclosed by Customer or any Affiliate of Customer to Lonza under or in connection with this Agreement including without limitation, any Customer Materials.

“Customer Materials”	means any Raw Materials, components of Product, or other materials of any nature provided by Customer.

“Development Services”	means all Services conducted under the terms of this Agreement, other than the manufacture of Pilot Batches and cGMP Batches.

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“External Laboratories”	means any Third Party instructed by Lonza, with Customer’s prior written consent, which is to conduct activities required to complete the Services, and which activities are not offered by Lonza or its Subcontractors.

“EMA”	means the European Medicines Agency, or any successor agency thereto.

“Engineering Batches”	means a Batch that is intended to demonstrate the transfer of the Manufacturing Process to the Facility.

“Facility”	means Lonza’s manufacturing facilities in Slough (UK), Cambridge (UK), Basel (Switzerland), Singapore, or other Lonza cGMP facility.

“Forecast”	means either a Development Forecast (as defined in Clause 7.1) or a Batch Forecast (as defined in Clause 7.2).

“GS Licence”	means a license to be negotiated by the Parties in respect of the use of the GS System reflecting the commercial terms set forth in Appendix C.

“GS System”	means the glutamine synthetase expression system of which Lonza is the proprietor.

“FDA”	means the United States Food and Drug Administration, or any successor agency thereto.

“Governmental Authority”	means any Regulatory Authority and any national, multi-national, regional, state or local regulatory agency, department, bureau, or other governmental entity in the U.S. or European Union.

“Intellectual Property”	means: (i) inventions (whether or not patentable), patents, trade secrets, copyrights, trademarks, trade names and domain names, rights in designs, rights in computer software, database rights, rights in confidential information (including know-how) and any other intellectual property rights, in each case whether registered or unregistered; (ii) all applications (or rights to apply) for, and renewals or extensions of, any of the rights described in the foregoing clause (i); and (iii) and all rights and applications that are similar or equivalent to the rights and application described in the foregoing clauses (i) and (ii), which exist now, or which come to exist in the future, in any part of the world.

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“Lonza Information”	means all information that is proprietary to Lonza or any Affiliate of Lonza and that is maintained in confidence by Lonza or any Affiliate of Lonza and that is disclosed by Lonza or any Affiliate of Lonza to Customer under or in connection with this Agreement, including without limitation, any and all Lonza know-how and trade secrets.

“Manufacturing Process”	means the production process for the manufacture of Product, as such process may be improved or modified from time to time by agreement of the Parties in writing.

“Master Batch Record”	means the document, proposed by Lonza and approved by Customer, which defines the manufacturing methods, test methods and other procedures, directions and controls associated with the manufacture and testing of Product.

“New Customer Intellectual Property”	has the meaning given in Clause 10.2.

“New General Application Intellectual Property”	has the meaning given in Clause 10.3.

“Party”	means each of Lonza and Customer and, together, the “Parties”.

“Pilot Batch”	means a Batch of Product designated as a pilot batch which shall not comply with cGMP and is not required to meet the Specifications.

“Pipeline Projects”	means the projects set out in Appendix D.

“Price”	means the price for the Services and Products as set out in Appendix A.

“Product”	means the proprietary molecule identified in the applicable Project Plan to be manufactured using the Manufacturing Process by Lonza for Customer as specified in the Project Plan.

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“Project Plan”	means the plan(s) describing the Services to be performed by Lonza under this Agreement, including any update and amendment of the Project Plan, in each case to which the Parties may agree in writing from time to time. The initial Project Plan is attached hereto as Appendix A.

“Quality Agreement”	means the quality agreement, attached hereto as Appendix B, setting out the responsibilities of the Parties in relation to quality as required for compliance with cGMP.

“Raw Materials”	means all ingredients, solvents and other components of the Product required to perform the Manufacturing Process or Services set forth in the bill of materials detailing the same (including Resins but excluding any consumables or wearables).

“Raw Materials Fee”	means the procurement and handling fee of [***] of the acquisition cost of Raw Materials (including Resins) by Lonza that is charged to the Customer in addition to the cost of such Raw Materials.

“Regulatory Authority”	means the FDA, EMA and any other similar regulatory authorities as may be agreed upon in writing by the Parties.

“Release”	has the meaning given in Clause 8.1.

“Resin”	means the chromatographic media and OF membranes intended to refine or purify the Product, as specified in the Master Batch Record.

“Services”	means all or any part of the services to be performed by Lonza under this Agreement, particulars of which are set out in the applicable Project Plan.

“Specifications”	means the specifications of the Product to be agreed in writing between the Parties and which may be amended from time to time in accordance with this Agreement.

“Storage Requirements”	means the Cell Bank storage requirements as set out in the Project Plan.

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“Subcontractors”	has the meaning given in Clause 2.1.

“Term”	has the meaning given in Clause 14.1.

“Third Party”	means any party other than Customer, Lonza and their respective Affiliates.

1.2	In this Agreement references to the Parties are to the Parties to this Agreement, headings are used for convenience only and do not affect its interpretation, references to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision, references to the singular include the plural and vice versa, and references to the word “including” are to be construed without limitation.

2	Performance of Services

2.1	Performance of Services. Customer hereby retains Lonza to perform the Services set forth in the Project Plan. Subject to Clause 2.3, Lonza shall itself and through its Affiliates, diligently carry out the Services as provided in the Project Plan and use commercially reasonable efforts to perform the Services without any material defect and according to the estimated timelines as set forth in the Project Plan. Lonza shall retain appropriately qualified and trained personnel with the requisite knowledge and experience to perform the Services in accordance with this Agreement. Lonza may subcontract or delegate any of its rights or obligations under this Agreement to perform the Services (“Subcontractors”); [***]

2.2	Lonza shall manufacture cGMP Batches [***]. Lonza shall use commercially reasonable endeavours to meet Customer’s timelines, however, owing to the unpredictable nature of the biological processes involved in the Services, the timescales set down for the performance of the Services are estimated only. Lonza shall advise Customer of any material risks with regard to Customer’s preferred timeline.

2.3	Supply of Customer Information and Customer Materials. Customer shall supply to Lonza all Customer Information and Customer Materials and other information or materials that may be reasonably required by Lonza to perform the Services. Lonza shall not be responsible for any delays arising out of Customer’s failure to provide such Customer Information, Customer Materials, or other information or materials reasonably required to perform the Services to Lonza, and Customer shall be responsible for all additional costs and expenses arising out of such delay.

2.4	Raw Materials. Lonza shall procure all required Raw Materials as well as consumables other than those Raw Materials that are Customer Materials. Customer shall be responsible for payment for all consumables and Raw Materials ordered, after agreement between the Parties, for the purposes of this Agreement or any Project Plan or irrevocably committed to be procured by Lonza hereunder or pursuant to a Project Plan. Upon termination of this Agreement or cancellation of any Batch, all unused Raw Materials ordered for the purposes of this Agreement or any Project Plan that cannot be repurposed by Lonza for its other manufacturing activities shall be paid for by Customer within thirty (30) days of invoice and at Customer’s option will either be (a) held by Lonza for future use for the production of Product, (b) delivered to Customer, or (c) disposed of by Lonza.

2.5	Where the Cell Line including Cell Lines that Lonza manufactures as part of a Cell Line Construction Project uses the GS System, the Customer acknowledges that it will require a GS Licence from Lonza prior to in vivo clinical studies or any other commercial use or sale of the Product. Some of the terms of such GS Licence shall be as set out in Appendix C. The Parties agree to negotiate any additional terms, as needed, for such GS Licence in good faith.

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2.6	In accordance with the applicable Project Plan Customer shall supply to Lonza the Customer Information, together with full details of any hazards relating to the Cell Line (if applicable) and the Customer Materials, their storage and use. On review and approval by Lonza’s safety committee of this Customer Information, the Cell Line (if applicable) and the Customer Materials shall be provided to Lonza at Lonza’s request. Property in the Cell Line supplied to Lonza and/or the Customer Materials and/or the Customer Information supplied to Lonza shall remain vested in the Customer.

2.7	Regulatory Services. Lonza shall provide, and Customer shall pay for, the regulatory services referred to in the applicable Project Plan. These shall be paid for on a per person per day basis.

2.8	Cell Bank Storage.

2.8.1	Cell Bank Storage shall commence at a time agreed upon in writing between the Parties and shall continue, unless otherwise terminated in accordance with Clause 2.8.6, for [***] (the “Initial Storage Term”). Thereafter, if Customer wishes Lonza to continue Cell Bank Storage, the Parties shall enter into a separate agreement. Lonza shall store the Cell Bank in accordance with the Storage Requirements and Lonza shall not transfer the Cell Bank to a Third Party (other than an Affiliate of Lonza) without Customer’s prior written consent. Lonza reserves the right to perform testing of the Cell Bank which Lonza requires for QA, regulatory or safety purposes.

2.8.2	Cell Banks stored at Lonza shall at all times remain Customer’s property (subject always to the terms of any other agreements between Customer and Lonza and subject to any Third Party Intellectual Property Rights), save that the Cell Bank shall be subject to a lien in respect of any sums owed under any agreement by Customer to Lonza.

2.8.3	If Customer wishes to withdraw the Cell Bank from storage or terminate the Cell Bank Storage, it shall give Lonza at least [***] prior written notice. Lonza and Customer shall agree a date for the Cell Bank to be withdrawn. Customer shall be responsible for arranging (and costs of) collection and shipping. Once the Cell Bank has been withdrawn, Lonza shall have no further obligations in respect thereof.

2.8.4

Notwithstanding any other provisions of this Agreement, the Price of Cell Bank Storage is calculated and shall be payable on a [***] basis. Payment shall be made before Cell Bank Storage commences, and thereafter, [***] prior to each [***]. Customer shall not be entitled to any refund in respect of

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any partial use of Cell Bank Storage. The initial price for Cell Bank Storage is set out in the applicable Project Plan and shall be subject to review in accordance with Clause 9.6. If Customer does not pay for Cell Bank Storage by the due date, Lonza shall not be obliged to continue the Cell Bank Storage and Customer shall be required within [***] of Lonza’s written notice to arrange collection and shipping of the Cell Bank.

2.8.5	Lonza shall use commercially reasonable endeavours to protect the Cell Bank from destruction, theft or loss during Cell Bank Storage. Notwithstanding any other provision of this Agreement, risk of loss or damage to the Cell Bank shall remain with Customer at all times. Notwithstanding Clause 12.5, the total aggregate liability of Lonza and its Affiliates for all claims (whether in contract, tort, negligence, breach of statutory duty, under an indemnity, for any strict liability or otherwise) in connection with or arising out of Cell Bank Storage shall not exceed in the aggregate an amount equal to [***] the total Price paid by Customer for Cell Bank Storage for the Initial Storage Term, except to the extent resulting from [***].

2.8.6	Upon termination of this Agreement or Cell Bank Storage and upon payment of all sums due to Lonza, Customer shall either arrange for collection of the Cell Bank or instruct Lonza to destroy it, in which case Customer shall pay Lonza the costs of such destruction. Customer shall be entitled to any refunds in respect to any unused element of Cell Bank Storage.

2.9	Commercial Manufacturing. If Customer wishes Lonza to perform, and Lonza is willing to perform, any manufacturing for commercial supply, the Parties shall use their reasonable endeavours to agree the terms of an appropriate commercial supply agreement.

3	Project Management

3.1	Project Plans. With respect to a new project to be governed by this Agreement, a new Project Plan shall be added by agreement in writing signed by the Parties and appended to Appendix A. Each Project Plan shall include a description of the Services to be provided, the Product to be manufactured, Specifications, a schedule for completion of the Project Plan, pricing details, and such other information as is necessary for relevant Services. In the event of a conflict between the terms of a Project Plan and this Agreement, the terms of this Agreement will govern.

3.2	Project Management. With respect to each Project Plan, each Party will appoint a project manager who will be the Party responsible for overseeing the Project Plan.

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3.3	Joint Project Team Each Party shall name an appropriate number of representatives for the Joint Project Team such to provide representation from key functions depending on on-going activities. The Joint Project Team will be co-led by a project team lead assigned by each Party. In the event that a Joint Project Team dispute cannot be resolved, such dispute shall be escalated to the Joint Steering Committee.

The Joint Project Team shall meet weekly (which may be by teleconference) depending on activities and work, or as otherwise mutually agreed by the Parties. The primary function of the Joint Project Team is to oversee the day to day activities within the applicable Project Plan.

3.4	Joint Steering Committee. Each Party shall name a mutually agreed upon equal number of representatives for the Joint Steering Committee, which shall meet twice per calendar year, or as otherwise mutually agreed by the Parties. In the event that a Joint Steering Committee dispute cannot be resolved, such dispute shall be escalated to a senior executive of each of Customer and Lonza who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the senior executives shall be reduced to writing and signed by the Parties and shall then be conclusive and binding on the Parties.

The primary function of the Joint Steering Committee is to ensure the ongoing communication between the Parties and discuss and resolve any issues arising under this Agreement. In addition to the primary function described above, the Joint Steering Committee shall also take on the following responsibilities:

3.4.1	discuss and seek resolution of issues around management of the Services;

3.4.2	agree and monitor deadlines and milestones for the Services;

3.4.3	discuss and recommend any changes to the Services (although such changes will not take effect until they have been incorporated into a written amendment to the applicable Project Plan which has been signed by the Parties); and

3.4.4	discuss any clinical failures of any Product and seek to agree on appropriate next steps (subject always to the terms of this Agreement).

3.5	Person in Plant. Customer shall be permitted to have, at no additional cost, one (1) employee in the Facility as reasonably requested by Customer, at any time during the Manufacturing Process for the purpose of observing, reporting on, and consulting as to the performance of the Services. Other Customer employees may be permitted at the Facility subject to Lonza’s prior written consent at the applicable time (not to be

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unreasonably withheld). Such employee shall be subject to and agree to abide by confidentiality obligations to Third Parties and Lonza’s customary practices and operating procedures regarding persons in plant, and such employee agrees to comply with all safety and related instructions of Lonza’s employees at the Facility.

4	Quality

4.1	Responsibility for quality assurance and quality control of Product shall be allocated between Customer and Lonza as set forth in the Quality Agreement. If there is a conflict between the terms and conditions of this Agreement and the Quality Agreement, the terms and conditions of this Agreement shall prevail. If the Quality Agreement is not in place at the Effective Date, Lonza and Customer commit to enter into the Quality Agreement in a timely manner, but in no event later than the commencement of cGMP manufacturing.

4.2	Provisions regarding inspections by Regulatory Authorities and audits shall be set out in the Quality Agreement.

5	Insurance

5.1	Each Party shall, during the Term and for five (5) years after delivery of the last Product manufactured or Services provided under this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company, [***]. Each Party shall provide the respective other Party with a certificate of such insurance upon reasonable request.

6	Exclusivity

6.1	Customer shall give Lonza the right of first refusal for [***] the Customer’s Pipeline Projects.

6.2	[***].

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6.3	[***]

6.4	[***]. If Lonza does not accept the applicable Pipeline Project, then Customer shall be free to utilize a Third Party for such Pipeline Project.

6.5	[***]. For clarity, nothing in this Clause 6.1 shall prevent Customer from conducting any work in-house.

6.6	The provisions of Clauses 6.1 to 6.5 shall not apply where Customer has entered into a bona fide partnership with a Third Party in respect of any particular Pipeline Project and Customer wishes that such Third Party performs some of the development or manufacturing of the Pipeline Project concerned, provided always that Clause 10.7 shall apply in respect of the Manufacturing Process. For clarity, such Third Parties shall not include contract manufacturing organizations.

7	Forecasting, Ordering and Cancellation

7.1	Forecasting.

7.1.1	Development Services and Cell Line Construction Projects

On the Effective Date, and on the first (1st) day of each calendar quarter thereafter, Customer shall supply Lonza with a written forecast showing Customer’s good faith estimated quarterly requirements for Development Services and/or Cell Line Construction Projects for the following [***] period

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(the “Development Forecast”). No later than [***] following Lonza’s receipt of a Development Forecast, Lonza shall provide written notice to Customer of whether it has (as of the date of receipt of the Development Forecast) capacity available to meet Customer’s Development Forecast and shall provide Customer with an estimated production schedule showing the estimated start date of each Development Services project and/or Cell Line Construction Project. [***]. Customer may from time to time request Lonza to undertake additional Development Services or Cell Line Construction Projects to those included in its Forecast, which shall be subject to available capacity at the applicable Facility and Lonza’s agreement, and Lonza shall have the discretion whether or not to accept any such additional services or projects.

7.1.2	Batches

On the Effective Date, and on the first (1st) day of each calendar quarter thereafter, Customer shall supply Lonza with a written forecast showing Customer’s good faith estimated quarterly requirements for Batches for the following [***] period (the “Batch Forecast”). No later than [***] following Lonza’s receipt of a Batch Forecast, Lonza shall provide written notice to Customer of whether it has (as of the date of receipt of the Batch Forecast) capacity available to meet Customer’s Batch Forecast and shall provide Customer with an estimated production schedule showing the estimated Commencement Date and delivery date of each Batch. [***]. Customer may from time to time request Lonza to manufacture additional Batches to those included in its Batch Forecast, such additional manufacturing shall be subject to available capacity at the applicable Facility and Lonza’s agreement.

7.2	Purchase Orders.

7.2.1	Customer shall place firm purchase orders for its requirement for Development Services and/or Cell Line Construction Projects at least [***] prior to the commencement thereof (or such other time as may be agreed between the Parties).

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7.2.2	Customer shall place firm purchase orders for its requirement for Batches of the Product (in full-batch quantities) at least [***] prior to the Commencement Date of each Batch.

7.2.3	Each firm written purchase order, officially approved by a duly authorized representative and emailed to Lonza from Customer’s purchasing system, and accepted in writing by Lonza, shall authorize Lonza to manufacture such quantities of the Product as are set forth therein and/or provide the Development Services or Cell Line Construction Project set out therein, subject to available capacity at the Facility as of the date of Lonza’s receipt of such purchase order.

7.2.4	Lonza shall not be obligated to commence any work unless and until such written purchase order is accepted in writing by Lonza (each a “Binding Purchase Order”). Any delivery date specified by Lonza shall not be binding upon Lonza and shall be an estimated delivery date only. All such Binding Purchase Orders shall be subject to the cancellation provisions in Clause 7.4.

7.2.5	Any additional or inconsistent terms or conditions of any Customer purchase order, acknowledgement or similar standardized form given or received pursuant to this Agreement shall have no effect and such terms and conditions are hereby rejected.

7.3	Delays and Rescheduling.

7.3.1	Development Services and Cell Line Construction Projects.

If the Customer delays commencement of any part of the Development Services or a Cell Line Construction Project for any reason other than a scientific or technical reason as determined by the Project Team or by the Joint Steering Committee, and such delay impacts the commencement of any or all of the Development Services or Cell Line Construction Project to the extent that this would affect Lonza’s schedule for services for its other customers then this shall be deemed a cancellation and Customer shall pay Lonza a Cancellation Fee in accordance with Clause 7.4. In addition, should such a delay cause the scheduled Commencement Date of any Batch to be delayed, then this shall constitute a cancellation of the concerned Batch, and Customer shall pay a Cancellation Fee in respect of such Batch as calculated in accordance with Clause 7.4. Delays related to scientific or technical reasons that cannot be addressed and resolved by the Project Team shall be referred to the Joint Steering Committee for resolution.

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7.3.2	Batches.

Lonza shall have the right to reschedule a Commencement Date of any Batch upon reasonable prior written notice to Customer, provided that the rescheduled Commencement Date is no earlier or no later than [***] from the Commencement Date originally estimated at the time of Lonza’s acceptance of the Binding Purchase Order. If the Customer requests to change the Commencement Date, Lonza will make all reasonable attempts to accommodate the request; provided, however, in the event that this change would impact other projects scheduled for occupancy in the designated suite or suites, manufacture of the Customer’s Batch may be delayed until an adequate time period is available in the Facility schedule. Any delay requested by Customer of more than [***] shall be considered a cancellation pursuant to Clause 7.4.

7.4	Cancellation of a Binding Purchase Order. Customer may delay or cancel a Binding Purchase Order upon written notice to Lonza, subject to the payment of a cancellation fee as calculated below (the “Cancellation Fee”):

7.4.1	Development Services and Cell Line Construction Projects.

In the event that Customer provides written notice of cancellation to Lonza at any time prior to, or after, the Commencement Date for such Development Services or Cell Line Construction Projects, then Customer shall pay a Cancellation Fee calculated as follows:

(i)	in the event that Customer provides written notice of cancellation to Lonza less than or equal to [***] prior to the Commencement Date of any stage of work for any Development Services or Cell Line Construction Projects, then [***] of the applicable stages of work for such Development Services or Cell Line Construction Project concerned is payable;

(ii)	in the event Customer provides written notice of cancellation more than [***] prior to the Commencement Date of Development Services or Cell Line Construction Projects, then no Cancellation Fee is payable.

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7.4.2	Pilot Batch.

In the event that Customer provides written notice of cancellation to Lonza at any time of one or more Pilot Batch(es) [***] or less prior to the Commencement Date for such Pilot Batch, then [***] of the Batch Price of each such Pilot Batch cancelled is payable as a Cancellation Fee.

7.4.3	cGMP Batch.

In the event that Customer provides written notice of cancellation to Lonza at any time of one or more cGMP Batch, then Customer shall pay a Cancellation Fee calculated as follows:

(i)	in the event that Customer provides written notice of cancellation to Lonza less than or equal to [***] prior to the Commencement Date of one or more Batches to be cancelled, then [***] of the Batch Price of each such Batch cancelled is payable;

(ii)	in the event that Customer provides written notice of cancellation to Lonza more than [***] but less than or equal to [***] to the Commencement Date of one or more Batches to be cancelled, then [***] of the Batch Price of each such Batch cancelled is payable; and

(iii)	in the event Customer provides written notice of cancellation more than [***] prior to the Commencement Date of a subject Batch, then no Cancellation Fee is payable.

7.5	Failure to Place Purchase Order. If Customer fails to place a purchase order in respect of the binding portion of a Development Forecast or a Batch Forecast in accordance with the timelines and terms set forth in Section 7.2, then this shall be regarded as a cancellation and Lonza may invoice, and Customer shall pay, a Cancellation Fee of [***] of the Batch Price or price of Services of each of the Batches or Services in the binding portion of the applicable Forecast.

7.6	Payment of Cancellation Fee. In the event a Cancellation Fee is payable, subject to Section 7.4, Lonza will issue an invoice to Customer detailing all the applicable fees and referencing the appropriate Binding Purchase Order. The Cancellation Fee shall be payable within [***] following the date of invoice. In addition to the Cancellation Fee, the Customer shall pay for all costs associated with the cancelled Batch and/or Development Services that Lonza has incurred, or is irrevocably committed to pay, including the costs of Raw Materials and the Raw Materials Fee, except to the extent that Lonza is able to repurpose such Raw Materials.

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7.7	Replacement Project. Notwithstanding the foregoing, Lonza will use commercially reasonable efforts to secure a new project (but excluding any Third Party project then under binding forecast or accepted purchase order with Lonza) for the cGMP space, and for the same dates and duration that would have been occupied by Customer’s cancelled Batch, and then, in such case, the Cancellation Fee for each such cancelled Batch that is replaced by a stage of work of the new project shall be reduced by an amount equal to [***] of the fees associated with such replacement project.

8	Delivery and Acceptance

8.1	Delivery. All Product shall be delivered Ex Works (as defined by Incotermse 2010) from the Facility. Lonza shall deliver to Customer the Certificate of Analysis, the Certificate of Compliance and such other documentation as is reasonably required to meet all applicable regulatory requirements of the Governmental Authorities not later than the date of delivery of Batches (the “Release”). With respect to any Customer Materials, title and risk of loss shall remain with the Customer and shall not transfer to Lonza. With respect to Product, title and risk of loss shall transfer to Customer upon Release in accordance with this provision.

8.2	Storage. Customer shall arrange for shipment and take delivery of such Batch from the Facility, at Customer’s expense, within [***] after Release or pay applicable storage costs. Lonza shall provide storage on a bill and hold basis for such Batch(es) at no charge for up to [***]; provided that any additional storage beyond [***] will be subject to availability and, if available, will be charged to Customer and will be subject to a separate agreement. In addition to Clause 8.2, Customer shall be responsible for all value added tax (VAT) and any other applicable taxes, levies, import, duties and fees of whatever nature imposed as a result of any storage. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Lonza be required to store any Batch for more than [***] after Release. Within [***] following a written request from Lonza, Customer shall provide Lonza with a letter in a form satisfactory to Lonza confirming the bill and hold status of each stored Batch.

8.3	Acceptance/Rejection of Product.

8.3.1	Promptly following Release of Batches, Customer shall inspect such Batches and shall have the right to test such Batches to determine compliance with the Specifications. Customer shall notify Lonza in writing of any rejection of a Batch based on any claim that it fails to meet Specifications within [***] of Release, after which time all unrejected Batches shall be deemed accepted.

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8.3.2	In the event that Lonza believes that a Batch has been incorrectly rejected, Lonza may require that Customer provide to it Batch samples for testing. Lonza may retain and test the samples of such Batch. In the event of a discrepancy between Customer’s and Lonza’s test results such that Lonza’s test results fall within relevant Specifications, or there exists a dispute between the Parties over the extent to which such failure is attributable to a given Party, the Parties shall cause an independent laboratory promptly to review records, test data and perform comparative tests and analyses on samples of the Product that allegedly fails to conform to Specifications. Such independent laboratory shall be mutually agreed upon by the Parties. The independent laboratory’s results shall be in writing and shall be final and binding save for manifest error. Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the independent laboratory rules.

8.3.3	Any Batch that failed to conform with the Specifications, including a batch of extraordinary low yield caused by Lonza’s technical error, shall be a “Failed Batch”. In the event that it is agreed by the Parties or determined (by the independent laboratory) that such Failed Batch was due to [***] (a “Lonza Responsibility”) then Lonza shall manufacture a replacement Batch as promptly as possible, in light of available manufacturing capacity, after the Lonza Responsibility is agreed or determined and in any case as soon as reasonably possible after confirmation of Lonza Responsibility is agreed or determined. Where possible, such replacement Batch shall be manufactured with the next scheduled cGMP Batch. Customer acknowledges and agrees that its sole remedy with respect to a Failed Batch that is a Lonza Responsibility is as set forth in this Clause 8.3.3, and in furtherance thereof, Customer hereby waives all other remedies at law or in equity regarding the foregoing claims. Lonza shall not be responsible for the cost of Raw Materials or Customer Materials consumed in any Failed Batch except to the extent set forth in this Clause 8.3.3. If Customer receives a refund in respect of the Failed Batch that is a Lonza Responsibility or Customer did not pay for the Failed Batch that was a Lonza Responsibility, Customer shall pay the Batch Price for the replacement Batch and any Raw Materials and Resins used therein.

8.3.4	If any Failed Batch is not a Lonza Responsibility then Lonza shall, if Customer wishes, manufacture a replacement Batch at Customer’s cost and subject to available capacity at the Facility.

9	Price and Payment

9.1	Pricing for the Services provided by Lonza are set out in, and based on the assumptions and information set out in, the applicable Project Plan. In the event of changes to the Services based on Customer’s written request, Customer shall bear all additional costs in accordance with Clause 9.8.

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9.2	[***]

9.3	Unless otherwise indicated in writing by Lonza, all Prices and charges are exclusive of value added tax (VAT) and of any other applicable taxes, levies, import, duties and fees of whatever nature imposed by or under the authority of any government or public authority and all such charges applicable to the Services shall be paid by Customer. When sending payment to Lonza, the Customer shall quote the relevant invoice number in its remittance advice.

9.4	Lonza shall issue invoices to Customer for [***] of the Price for Batches, Products or Services upon commencement thereof and [***] upon Release of applicable Batches or completion of applicable Services, unless otherwise stated in the applicable Project Plan. Charges for Raw Materials and the Raw Materials Fee for each Batch shall be invoiced upon the Release of each Batch. Charges for Resins shall be invoiced by Lonza upon placement of purchase orders for such Resins by Lonza at cost plus the Raw Materials Fee. All invoices are strictly net and payment must be made within [***] of date of invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim.

9.5	If Customer fails to pay any undisputed invoice within the time set out in Clause 9.4 then Lonza shall have the option to change the payment terms such that [***] of the Price for any stage of work shall be payable on commencement and the price for Raw Materials and Resins and the Raw Materials Fee shall also be payable [***] on commencement.

9.6	If, [***] after the due date for any undisputed invoice, Customer remains in default of any payment of any undisputed invoice on the invoice due date, interest shall accrue on any amount overdue at the lesser of: (i) rate of [***] above the London Interbank Offered Rate (LIBOR); or (ii) the maximum rate allowable by applicable law, interest to accrue on a [***] basis until full payment; and Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services and or delivery of Product until all overdue amounts have been paid in full including interest for late payments.

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9.7	Price adjustments.

9.7.1	Not more than once per [***] and with effect from [***], Lonza may adjust Prices in accordance with: the higher of: (i) the [***] as published by the [***] (or any successor index) based upon any change in the index from the previous calendar year; or (ii) [***]. The new Price reflecting such Price adjustment shall not affect the Price for any Binding Purchase Orders already placed under 7.2.1 or 7.2.2 by Customer and shall be effective for any Services and/or Batch for which the Commencement Date is on or after the date of Lonza’s notice to Customer of the Price adjustment, and for all Cell Bank Storage provided after such notification date.

9.7.2	In addition to the above, the Price may be changed by Lonza, upon reasonable prior written notice to Customer (providing reasonable detail in support thereof), to reflect: (i) an increase in variable costs (such as energy or Raw Materials) by more than [***] (based on the initial Price or any previously amended Price), or for a process adjustment or assumption changes; and (ii) any material change in an [***] that substantially impacts Lonza’s cost and ability to perform the Services.

9.8	In the event that the parties agree any additional stages of work to be added to the scope of this Agreement (“Additional Work”), the prices for such Additional Work shall be calculated based on Lonza’s standard pricing at the time of agreement of such Additional Work as set forth in this Section 9. Once the Additional Work has been added into this Agreement, the pricing for such Additional Work shall be subject to review in accordance with the provisions of clause 9.7 above.

9.9	Any Capital Equipment required for the performance of the Services shall be acquired on terms to be agreed by the Parties in writing prior to commencement of the relevant Services.

10	Intellectual Property

10.1	Neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Background Intellectual Property of the other Party or any of its Affiliates.

10.2	Subject to Clauses 10.1 and 10.3, Customer shall own all right, title, and interest in and to any and all Intellectual Property that Lonza and its Affiliates, the External Laboratories or other contractors or agents of Lonza develops, conceives, invents, first reduces to practice or makes, solely or jointly with Customer or others to the extent that it is solely a direct derivative of or improvement to Customer Information and Customer Background Intellectual Property (such Intellectual Property which is developed, conceived, invented or first reduced to practice being collectively, the “New Customer Intellectual Property”). For the avoidance of doubt, “New Customer Intellectual Property” shall include any material, processes or other items that solely embody, or that solely are claimed or covered by, any of the foregoing Intellectual Property, but excluding any New General Application Intellectual Property.

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10.3	Notwithstanding Clause 10.2, and subject to the license granted in Clause 10.5, Lonza shall own all right, title and interest in Intellectual Property that Lonza and its Affiliates, the External Laboratories or other contractors or agents of Lonza, solely or jointly with Customer, develops, conceives, invents, or first reduces to practice or makes in the course of performance of the Services that: (i) is generally applicable to the development or manufacture of chemical or biological products or product components; or (ii) is an improvement of, or direct derivative of, any Lonza Background Intellectual Property or Lonza Information (“New General Application Intellectual Property”). For the avoidance of doubt, “New General Application Intellectual Property” shall include any material, processes or other items that embody, or that are claimed or covered by, any of the foregoing Intellectual Property.

10.4	Lonza hereby assigns to Customer all of its right, title and interest in any New Customer Intellectual Property. Lonza shall execute, and shall require its personnel as well as its Affiliates, External Laboratories or other contractors or agents and their personnel involved in the performance of the Services to execute, any documents reasonably required to confirm Customer’s ownership of the New Customer Intellectual Property, and any documents required to apply for, maintain and enforce any patent or other right in the New Customer Intellectual Property.

10.5	Subject to the terms and conditions set forth herein (including the payment of the Price as required above), Lonza hereby grants to Customer a non-exclusive, worldwide, fully paid-up, irrevocable, transferable license, including the right to grant sublicenses, under the New General Application Intellectual Property, to use, sell, offer for sale and import the Product manufactured under this Agreement (but no other products). Any such sub-licencees shall be bound by written agreement to maintain the confidentiality of such New General Application Intellectual Property.

10.6	Customer hereby grants Lonza and its Affiliates, Lonza’s contractors and the External Laboratories the non-exclusive right to use the Customer Information, Customer Materials, Customer Background Intellectual Property, the Cell Line, New Customer Intellectual Property, and/or any other Intellectual Property or information supplied by or on behalf of Customer, during the Term solely for the purpose of fulfilling its obligations under this Agreement.

10.7

Provided that Customer is not in breach of any of its obligations under this Agreement and further provided that Lonza has not terminated this Agreement pursuant to Clauses 14.2.1 or 14.2.2, Customer will have the right to transfer the Manufacturing Process to itself and/or any Third Party approved by Lonza [***] such technology transfer shall be subject to a reasonable royalty or licensing fee and terms to be agreed between the Parties. [***]

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The fees referred to in this Clause 10.7 shall be in addition to the fees and royalties which are due under the terms of any GS Licence.

11	Warranties

11.1	Lonza warrants that: [***]

11.2	Customer warrants that:

11.2.1	to the best of Customer’s knowledge and belief as at the Effective Date, Customer has the rights necessary to permit Lonza to use the Customer Materials in the performance of the Services without infringing the Intellectual Property rights of any Third Party and the use of the Customer Materials in the performance of the Services shall not infringe any Third Party Intellectual Property rights;

11.2.2	Customer has all rights necessary to supply to and to permit Lonza, Lonza’s Affiliates, Lonza’s contractors and the External Laboratories to use the Customer Information, Customer Materials, Cell Line, Customer Background Intellectual Property, and/or any other Intellectual Property or information supplied by or on behalf of Customer, and that such supply and/or use shall not infringe the rights of any Third Party (including the Intellectual Property Rights of any Third Party).

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11.2.3	Customer will promptly notify Lonza in writing if it receives or is notified of a formal written claim from a Third Party that Customer Information, Customer Materials, Cell Line, Customer Intellectual Property, and/or any other Intellectual Property or information supplied by or on behalf of Customer, or that the use by Lonza thereof for the provision of the Services infringes any Intellectual Property or other rights of any Third Party; and

11.2.4	Customer has the necessary corporate authorisations to enter into this Agreement.

11.3	DISCLAIMER: THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND ALL OTHER WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12	Indemnification and Liability

12.1	Indemnification by Lonza. Lonza shall indemnify the Customer, its Affiliates, and their respective officers, employees and agents (“Customer Indemnitees”) for, from and against any loss, damage, costs and expenses (including reasonable attorney fees) that Customer Indemnitees may suffer as a result of any Third Party claim arising directly out of:

[***]

except, in each case, to the extent that such claims resulted from the negligence, intentional misconduct or breach of this Agreement by any Customer Indemnitees.

12.2	Indemnification by Customer. Customer shall indemnify Lonza, its Affiliates, and their respective officers, employees and agents (“Lanza Indemnitees”) for, from and against any loss, damage, costs and expenses (including reasonable attorney fees) that Lonza Indemnitees may suffer as a result of any Third Party claim arising directly out of:

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(i)	any material breach of the warranties given by Customer in Clause 11.1.4 above;

(ii)	the supply to and/or use by Lonza, any of its Affiliates, any Lonza Indemnitee, contractors, or any External Laboratory of the Customer Information, Customer Materials, Cell Line, or Customer Background Intellectual Property, and/or any other Intellectual Property or information supplied by or on behalf of Customer, including any claims that such supply or use infringes any rights of any Third Party or any Intellectual Property Rights of any Third Party; or

(iii)	the manufacture, use, sale, or distribution of any Product or any product containing Product, including any claims of product liability; except, in each case, to the extent that such claims resulted from the negligence, intentional misconduct or breach of this Agreement by any Lonza Indemnitees.

12.3	Indemnification Procedure. If the Party to be indemnified intends to claim indemnification under this Clause 12, it shall promptly notify the indemnifying Party in writing of such claim. The indemnitor shall have the right to control the defense and settlement thereof; provided, however, that any indemnitee shall have the right to retain its own counsel at its own expense and provided that neither Party shall settle any such claim without the other’s prior written consent (not to be unreasonably withheld or delayed). The indemnitee, its employees and agents, shall reasonably cooperate with the indemnitor in the investigation of any liability covered by this Clause 12. The failure to deliver prompt written notice to the indemnitor of any claim, to the extent prejudicial to its ability to defend such claim, shall relieve the indemnitor of any obligation to the indemnitee under this Clause 12.

12.4	DISCLAIMER OF CERTAIN DAMAGES. SUBJECT ALWAYS TO CLAUSE 12.6, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE (WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY, UNDER ANY INDEMNITY OR OTHERWISE HOWSOEVER ARISING) FOR ANY LOST PROFITS OR LOST REVENUES OR FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, ARISING FROM OR RELATED TO THIS AGREEMENT, EXCEPT TO THE EXTENT RESULTING FROM FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

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12.5	LIMITATION OF LIABILITY. SUBJECT ALWAYS TO CLAUSE 12.6, [***], THE AGGREGATE LIABILITY OF EITHER PARTY AND THEIR RESPECTIVE AFFILIATES UNDER THIS AGREEMENT (WHETHER IN CONTRACT, TORT, NEGLIGENCE, UNDER ANY INDEMNITY, OR BREACH OF STATUTORY DUTY, OR OTHERWISE), SHALL [***],

12.6	Nothing in this Agreement shall exclude or limit any liability for death or personal injury, or any other liability that may not be excluded or limited as a matter of law.

13	Confidentiality

13.1	A Party receiving Confidential Information (the “Receiving Party”) agrees to strictly keep secret any and all Confidential Information received during the Term from or on behalf of the other Party (the “Disclosing Party”), as well as the terms of this Agreement using at least the same level of measures as it uses to protect its own Confidential Information, but in any case, at least commercially reasonable and customary efforts. Confidential Information shall include information disclosed in any form including but not limited to in writing, orally, graphically or in electronic or other form to the Receiving Party, observed by the Receiving Party or its employees, agents, consultants, or representatives, or otherwise learned by the Receiving Party under this Agreement, which the Receiving Party knows or reasonably should know is confidential or proprietary.

13.2	Notwithstanding the foregoing, Receiving Party may disclose to any courts and/or other authorities Confidential Information which is or will be required pursuant to applicable governmental or administrative or public law, rule, regulation or order. In such case the Party that received the Confidential Information will, to the extent legally permitted, inform the other Party promptly in writing and cooperate with the Disclosing Party in seeking to minimize the extent of Confidential Information which is required to be disclosed to the courts and/or authorities.

13.3	The obligation to maintain confidentiality under this Agreement does not apply to Confidential Information, which:

13.3.1 at the time of disclosure was publicly available; or

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13.3.2	is or becomes publicly available other than as a result of a breach of this Agreement by the Receiving Party; or

13.3.3	as the Receiving Party can establish by competent proof, was rightfully in its possession at the time of disclosure by the Disclosing Party and had not been received from or on behalf of Disclosing Party; or

13.3.4	is supplied to a Party by a Third Party which was not in breach of an obligation of confidentiality to Disclosing Party or any other Party; or

13.3.5	is developed by the Receiving Party independently from and without use of the Confidential Information, as evidenced by contemporaneous written records.

13.4	The Receiving Party will use Confidential Information of the other only for the purposes of this Agreement and will not make any use of the Confidential Information for its own separate benefit or the benefit of any Third Party including, without limitation, with respect to research or product development or any reverse engineering or similar testing. The Receiving Party agrees to return or destroy promptly (and certify such destruction) on Disclosing Party’s request all written or tangible Confidential Information of the Disclosing Party, except that one copy of such Confidential Information may be kept by the Receiving Party in its confidential files for record keeping purposes only.

13.5	Each Party will restrict the disclosure of Confidential Information to such officers, employees, consultants and representatives of itself and its Affiliates who have been informed of the confidential nature of the Confidential Information and who have a need to know such Confidential Information for the purpose of this Agreement. Prior to disclosure to such persons, the Receiving Party shall bind its and its Affiliates’ officers, employees, consultants and representatives to confidentiality and non-use obligations no less stringent than those set forth herein. The Receiving Party shall notify the Disclosing Party as promptly as practicable of any unauthorized use or disclosure of the Confidential Information. Lonza may disclose the Customer’s Confidential Information to Lonza’s Affiliates, contractors and External Laboratories for the purposes of this Agreement and provided the same are under written obligations of confidentiality that are no less onerous than those contained herein.

13.6	The Receiving Party shall at any time be fully liable for any and all breaches of the confidentiality obligations in this Clause 13 by any of its Affiliates or the employees, consultants and representatives of itself or its Affiliates, or in the case of Lonza its contractors.

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13.7	Each Party hereto expressly agrees that any breach or threatened breach of the undertakings of confidentiality provided under this Clause 13 by a Party may cause irreparable harm to the other Party and that money damages may not provide a sufficient remedy to the non-breaching Party for any breach or threatened breach. In the event of any breach and/or threatened breach, then, in addition to all other remedies available at law or in equity, the non-breaching Party shall be entitled to seek injunctive relief and any other relief deemed appropriate by the non-breaching Party.

13.8	Neither Party may use or disclose any Confidential Information of the other Party or any its Affiliates in any patent application.

14	Term and Termination

14.1	Term. This Agreement shall commence on the Effective Date and shall end on the fifth (5th) anniversary of the Effective Date unless terminated earlier as provided herein or extended by mutual written consent of the Parties (the “Term”). No less than eighteen (18) months prior to the fifth anniversary of the Effective Date, the Parties may decide in writing to extend the term of this Agreement by a further five (5) years (and is so extended the Term shall be construed accordingly). Notwithstanding the foregoing, each Project Plan may have separate term and termination provisions so long as the term of any Project Plan does not extend beyond the Term.

14.2	Termination. This Agreement may be terminated as follows.

14.2.1	by either Party if the other Party breaches a material provision of this Agreement or a Project Plan and fails to cure such breach to the reasonable satisfaction of the non-breaching Party within [***] days ([***] days for non-payment) following written notification of such breach from the non-breaching Party to the breaching Party; provided, however, that such [***] day period shall be extended as agreed by the Parties if the identified breach is incapable of cure within [***] days and if the breaching Party provides a plan and timeline to cure the breach, promptly commences efforts to cure the breach and diligently prosecutes such cure (it being understood that this extended period shall be unavailable for any breach regarding non-payment);

14.2.2	by either Party, immediately, if the other Party becomes insolvent, is dissolved or liquidated, makes a general assignment for the benefit of its creditors, or files or has filed against it, (which is not dismissed within [***] days), a petition in bankruptcy or has a receiver or an administrator appointed for a substantial part of its assets;

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14.2.3	by Lonza for convenience on no less than twenty-four (24) months prior written notice to Customer;

14.2.4	by Customer for convenience on providing no less than twelve (12) months prior written notice to Lonza;

14.2.5	by either Party pursuant to Clause 15; or

14.2.6	by Lonza in accordance with Clause 16.2(c).

14.3	Termination of a Project Plan. If it becomes apparent to either Lonza or the Customer at any stage in the provision of the Services that, with respect to a Project Plan, it will not be possible to complete the Services for scientific or technical reasons, [***] day period shall be allowed for good faith discussion and attempts to resolve such problems. If such problems are not resolved within such period, Lonza and the Customer shall each have the right to terminate the applicable Project Plan forthwith by notice in writing;

14.4	Consequences of Termination. In the event of termination hereunder, Lonza shall be compensated for:

(i)	Services rendered up to the date of termination, including in respect of any Product in-process;

(ii)	all costs incurred through the date of termination, including Raw Materials costs and Raw Materials Fees for Raw Materials used or purchased for use in connection with the applicable Project Plan which cannot be repurposed by Lonza;

(iii)	all amounts due under Clause 7.4, without proration of the final calendar year;

(iv)	[***];

(v)	[***].

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14.5	Survival. Termination or expiration of this Agreement for any reason shall not release either Party from any liability which, at the time of such termination or expiration, has already accrued or which is attributable to a period prior to such termination or expiration and shall not preclude either Party from pursuing any rights and remedies it may have hereunder, or at law or in equity, with respect to any breach of, or default under, this Agreement. The rights and obligations of each Party which by their nature survive the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement, including Clauses 5, 10-13 and 16 (to the extent relevant).

15	Force Majeure

15.1	If Lonza is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and gives written notice thereof to Customer specifying the matters constituting Force Majeure together with such evidence as Lonza reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, Lonza shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. Provided that, if such Force Majeure persists for a period of [***] months or more, either Party may terminate (i) the specific Project Plan affected by the Force Majeure event or (ii) this Agreement by delivering written notice to the other.

15.2	“Force Majeure” shall be deemed to include any reason or cause beyond Lonza’s reasonable control affecting the performance by Lonza of its obligations under the Agreement, including, but not limited to, any cause arising from or attributable to acts of God, strike, lockouts, labor troubles, restrictive governmental orders or decrees, riots, insurrection, war, terrorists acts, or the inability of Lonza to be reasonably able to obtain any required raw material, energy source, equipment, labor or transportation.

15.3	With regard to Lonza, any such event of Force Majeure affecting services or production at its Affiliates or suppliers shall be regarded as an event of Force Majeure.

16	Miscellaneous

16.1	Severability. If any provision hereof is or becomes at any time illegal, invalid or unenforceable in any respect, neither the legality, validity nor enforceability of the remaining provisions hereof shall in any way be affected or impaired thereby. The Parties hereto undertake to substitute any illegal, invalid or unenforceable provision by a provision which is as far as possible commercially equivalent considering the legal interests and the Purpose.

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16.2	Amendments/Assignment. Modifications and/or amendments of this Agreement must be in writing and signed by the Parties. Lonza shall be entitled to instruct one or more of its Affiliates to perform any of Lonza’s obligations contained in this Agreement, but Lonza shall remain fully responsible in respect of those obligations. Subject thereto, neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, provided, however that:

(a)	Lonza may assign this Agreement to:

(i)	any Affiliate of Lonza; or

(ii)	any Third Party in connection with the sale or transfer (by whatever method) of all or substantially all of the assets of the business related to this Agreement (including the Facility or providing the Services); and

(b)	Lonza shall be entitled to sell, assign and/or transfer its trade receivables resulting from this Agreement without the consent of the Customer.

[***]

For purposes of this Clause 16.2, the terms “assign” and “assignment” shall include, without limitation: (i) the sale of 50% or more of the outstanding stock of such Party to an Affiliate of such Party or an unrelated entity or natural person; (ii) the sale or transfer or other assignment of all or substantially all of the assets of the Party or the line of business or Product to which this Agreement relates; and (iii) a merger, consolidation, acquisition or other form of business combination. Any purported assignment without a required consent shall be void. No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

16.3	Notice. All notices must be written and sent to the address of the Party first set forth above. All notices must be given (a) by personal delivery, with receipt acknowledged, (b) by facsimile followed by hard copy delivered by the methods under (c) or (d), (c) by prepaid certified or registered mail, return receipt requested, or (d) by prepaid recognized next business day delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

16.4	Governing Law/Jurisdiction. This Agreement is governed in all respects by the laws of New York without regard to its conflicts of laws principles. The Parties agree to submit to the exclusive jurisdiction of the courts of New York.

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16.5	Entire Agreement. This Agreement contains the entire agreement between the Parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. Each Party acknowledges that an original signature or a copy thereof transmitted by facsimile or by .pdf shall constitute an original signature for purposes of this Agreement.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its duly authorized representative effective as of the date written above.

LONZA SALES AG

By:	/s/ Jacov Wirtz
Name: Jacov Wirtz Title: Assoc. General Counsel

By:	/s/ Bart A. M. van Aarnhem
Name: Bart A. M. van Aarnhem Title: Senior Legal Counsel

DENALI THERAPEUTICS INC.

By:	/s/ Ryan Watts
Ryan Watts Chief Executive Officer

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APPENDIX A

Project Plan A—1

[Attached]

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

AMENDMENT No. 1

to the

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 6th September 2017

Between

LONZA SALES AG

and

Denali Therapeutics lnc.

Appendix A – Project Plan

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THIS AMENDMENT is made the 18th day of October 2017

BETWEEN

LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (herein after referred to as “Lonza”) and

Denali Therapeutics lnc., of 151 Oyster Point Blvd, 2nd Floor, South San Francisco, CA 94080, U.S.A (hereinafter referred to as “Customer”)

WHEREAS

A.	Customer and Lonza are Parties to a development and manufacturing services agreement dated 6th September 2017, as amended (the “Agreement”), pursuant to which Lonza is required to perform Services for Customer relating to the Cell Line and Product described (all terms as defined in the Agreement); and

B.	The Parties now wish to amend and supplement the terms of the Agreement.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged, it is hereby agreed by and between the Parties to amend the Agreement as follows:

1.	The Project Plan attached as Appendix A in this Amendment No. 1 shall be inserted as Appendix A to the Agreement.

2.	All capitalised terms used herein shall have the meanings set forth in the Agreement unless otherwise defined herein.

3.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEROF the Parties have caused this Amendment No.1 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Cordula Altekruger
LONZA SALES AG	Cordula Altekruger,
Senior Legal Counsel TITLE

Signed for and on behalf of	/s/ Bart A. M. van Aarnhem
LONZA SALES AG	Bart A. M. van Aarnhem,
Senior Legal Counsel TITLE

Signed for and on behalf of	/s/ Ryan Watts
Denali Therapeutics Inc.	Ryan Watts, CEO

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Appendix A

Project Plan

[***]

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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APPENDIX B

Quality Agreement

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APPENDIX C

Certain Terms of GS Xceed Single Product Licence

Signature Fee: [***]

Milestone Fees payable by Denali {on a Product by Product basis):

[***]

Royalties on Net Sales for Product {detailed royalties to be incorporated into each SPL):

A. During the Royalty Term of a Product, Denali shall pay Lonza royalties at the following rates on a country-by-country and Product-by-Product basis with respect to [***].

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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B. During the Royalty Term of a Product, Licensee shall pay Lonza royalties at the following rates on a country-by-country and Product-by-Product basis in respect of [***].

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C. “Royalty Term” means with respect to a Product sold in each country, the longer of (a) the term for which the sale of the Product is protected by a valid claim of the Lonza or Third Party patent rights (to be identified in the Agreement) in such country, or (b) ten (10) years after the first commercial sale such Product in such country.

D. [***].

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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APPENDIX D

Pipeline Projects

All Denali Biologic products produced in mammalian expression systems, [***], targeting neurodegeneration indications through [***] to [***] and including any [***] and [***] manufacturing.

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.